UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

    Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30,

Date of reporting period: March 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MARCH 31, 2008

Legg Mason Partners

Fundamental Value Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Current income is a secondary consideration.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended March 31, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its advance estimate for first quarter 2008 GDP growth was also a tepid 0.6%. While it was once debated whether or not the U.S. would fall into a recession, it is now generally assumed that a recession is likely, and that it may have already begun. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first three months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on five more occasions through the end of March 2008. Over this time, the federal funds rate fell to 2.25%. The Fed then reduced rates again on April 30, 2008, after the reporting period ended, to 2.00%. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed

Legg Mason Partners Fundamental Value Fund	I

Letter from the chairman continued

established a new lending program allowing brokerage firms to borrow directly from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market generated poor results during the six-month reporting period. After rising in October 2007, stock prices then plunged during the last five months of the reporting period. This was due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and increasing fears of a recession. The market’s woes were particularly evident in the first quarter of 2008, as the S&P 500 Indexiv returned -9.44% — its worst quarterly performance in nearly six years. All told, the S&P 500 Index returned -12.46% over the six-month reporting period and, since its record high in October 2007, has fallen 15%.

Looking at U.S. stock prices more closely, the market’s weakness was broad in scope. Large-cap stocks outperformed their mid- and small-cap counterparts on a relative basis, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned -12.41%, -13.17% and -14.02%, respectively, during the six-month reporting period. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -11.18% and -13.96%, respectively.

Performance review

For the six months ended March 31, 2008, Class A shares of Legg Mason Partners Fundamental Value Fund, excluding sales charges, returned -10.61%. The Fund’s primary unmanaged benchmark, the Russell 3000 Indexx, and its secondary unmanaged benchmark, the S&P 500 Index, returned -12.54% and -12.46%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -12.40% over the same time frame.

[1]

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 902 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Partners Fundamental Value Fund

PERFORMANCE SNAPSHOT as of March 31, 2008 (excluding sales charges) (unaudited)
6 MONTHS
Fundamental Value Fund — Class A Shares	-10.61%
Russell 3000 Index	-12.54%
S&P 500 Index	-12.46%
Lipper Multi-Cap Core Funds Category Average[1]	-12.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -11.06%, Class C shares returned -10.90% and Class I shares returned -10.41% over the six months ended March 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated January 29, 2008, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.11%, 1.97%, 1.76% and 0.66%, respectively.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

[1]

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 902 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Fundamental Value Fund	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

IV	Legg Mason Partners Fundamental Value Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — March 31, 2008

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2007 and held for the six months ended March 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(10.61)%	$1,000.00	$893.90	1.16%	$5.49
Class B	(11.06)	1,000.00	889.40	2.06	9.73
Class C	(10.90)	1,000.00	891.00	1.81	8.56
Class I	(10.41)	1,000.00	895.90	0.69	3.27

[1]	For the six months ended March 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.20	1.16%	$5.86
Class B	5.00	1,000.00	1,014.70	2.06	10.38
Class C	5.00	1,000.00	1,015.95	1.81	9.12
Class I	5.00	1,000.00	1,021.55	0.69	3.49

[1]	For the six months ended March 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2008

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 98.4%
CONSUMER DISCRETIONARY — 10.0%
	Media — 6.1%
3,710,500	News Corp., Class B Shares	$70,647,920
3,962,500	Time Warner Inc.	55,554,250
2,851,100	Walt Disney Co.	89,467,518
	Total Media	215,669,688
	Specialty Retail — 3.9%
377,530	AnnTaylor Stores Corp.*	9,128,675
3,265,700	Gap Inc.	64,268,976
1,776,600	Home Depot Inc.	49,691,502
566,160	Williams-Sonoma Inc.	13,723,719
	Total Specialty Retail	136,812,872
	TOTAL CONSUMER DISCRETIONARY	352,482,560
CONSUMER STAPLES — 7.7%
	Food & Staples Retailing — 2.6%
1,747,400	Wal-Mart Stores Inc.	92,053,032
	Food Products — 3.6%
1,522,108	Kraft Foods Inc., Class A Shares	47,200,569
979,950	Unilever PLC	33,058,104
1,348,920	Unilever PLC, ADR	45,485,583
	Total Food Products	125,744,256
	Household Products — 1.5%
842,400	Kimberly-Clark Corp.	54,376,920
	TOTAL CONSUMER STAPLES	272,174,208
ENERGY — 10.4%
	Energy Equipment & Services — 5.3%
400,200	Baker Hughes Inc.	27,413,700
931,500	BJ Services Co.	26,557,065
1,064,700	Halliburton Co.	41,874,651
367,400	Nabors Industries Ltd.*	12,407,098
406,700	Schlumberger Ltd.	35,382,900
338,116	Transocean Inc.*	45,713,283
	Total Energy Equipment & Services	189,348,697
	Oil, Gas & Consumable Fuels — 5.1%
958,200	Anadarko Petroleum Corp.	60,395,346
290,100	BP PLC, ADR	17,594,565
530,500	Chevron Corp.	45,283,480
259,200	ConocoPhillips	19,753,632

See Notes to Financial Statements.

4	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 5.1% continued
426,200	Exxon Mobil Corp.	$36,047,996
	Total Oil, Gas & Consumable Fuels	179,075,019
	TOTAL ENERGY	368,423,716
FINANCIALS — 19.3%
	Capital Markets — 4.5%
132,100	Franklin Resources Inc.	12,812,379
1,003,400	Merrill Lynch & Co. Inc.	40,878,516
1,325,605	State Street Corp.	104,722,795
	Total Capital Markets	158,413,690
	Consumer Finance — 1.6%
1,332,500	American Express Co.	58,256,900
	Diversified Financial Services — 6.2%
2,612,196	Bank of America Corp.	99,028,350
2,835,650	JPMorgan Chase & Co.	121,791,168
	Total Diversified Financial Services	220,819,518
	Insurance — 4.6%
505,460	Allied World Assurance Holdings Ltd.	20,066,762
2,153,500	Chubb Corp.	106,555,180
453,000	Hartford Financial Services Group Inc.	34,323,810
	Total Insurance	160,945,752
	Real Estate Investment Trusts (REITs) — 2.1%
4,734,510	Annaly Capital Management Inc.	72,532,693
	Thrifts & Mortgage Finance — 0.3%
1,791,980	PMI Group Inc.	10,429,324
	TOTAL FINANCIALS	681,397,877
HEALTH CARE — 12.6%
	Life Sciences Tools & Services — 0.5%
1,916,073	Enzo Biochem Inc.*	17,417,103
	Pharmaceuticals — 12.1%
1,471,060	Abbott Laboratories	81,128,959
825,334	Bentley Pharmaceuticals Inc.*	13,411,678
1,036,200	Eli Lilly & Co.	53,457,558
1,257,500	Johnson & Johnson	81,574,025
1,012,660	Merck & Co. Inc.	38,430,447
1,111,110	NexMed Inc.*	1,488,887
1,523,700	Novartis AG, ADR	78,059,151
1,932,000	Wyeth	80,680,320
	Total Pharmaceuticals	428,231,025
	TOTAL HEALTH CARE	445,648,128

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

March 31, 2008

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

INDUSTRIALS — 12.5%
	Aerospace & Defense — 6.0%
710,500	Boeing Co.	$52,839,885
1,246,000	Honeywell International Inc.	70,299,320
1,368,180	Raytheon Co.	88,398,110
	Total Aerospace & Defense	211,537,315
	Air Freight & Logistics — 1.0%
510,700	United Parcel Service Inc., Class B Shares	37,291,314
	Building Products — 0.3%
353,900	Simpson Manufacturing Co. Inc.	9,619,002
	Industrial Conglomerates — 2.4%
2,334,500	General Electric Co.	86,399,845
	Machinery — 2.8%
807,200	Caterpillar Inc.	63,195,688
846,900	Dover Corp.	35,383,482
	Total Machinery	98,579,170
	TOTAL INDUSTRIALS	443,426,646
INFORMATION TECHNOLOGY — 18.7%
	Communications Equipment — 2.8%
2,336,000	Cisco Systems Inc.*	56,274,240
4,565,700	Motorola Inc.	42,461,010
	Total Communications Equipment	98,735,250
	Computers & Peripherals — 2.0%
616,874	International Business Machines Corp.	71,026,872
118,600	Socket Communications Inc.*	73,532
	Total Computers & Peripherals	71,100,404
	Internet Software & Services — 2.3%
240,400	Bridgeline Software Inc.*	629,848
2,106,000	eBay Inc.*	62,843,040
507,250	VeriSign Inc.*	16,860,990
	Total Internet Software & Services	80,333,878
	IT Services — 0.4%
259,200	Visa Inc.*	16,163,712
	Semiconductors & Semiconductor Equipment — 8.5%
4,442,600	Applied Materials Inc.	86,675,126
1,516,100	Novellus Systems Inc.*	31,913,905
162,800	Samsung Electronics Co., Ltd., GDR(a)	50,834,300
5,456,496	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	56,038,214
2,403,700	Texas Instruments Inc.	67,952,599

See Notes to Financial Statements.

6	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

	Semiconductors & Semiconductor Equipment — 8.5% continued
307,303	Verigy Ltd.*	$5,789,588
	Total Semiconductors & Semiconductor Equipment	299,203,732
	Software — 2.7%
1,172,410	Lawson Software Inc.*	8,828,247
3,002,900	Microsoft Corp.	85,222,302
23,000	Sybase Inc.*	604,900
2,514,752	Wave Systems Corp., Class A*	2,439,310
	Total Software	97,094,759
	TOTAL INFORMATION TECHNOLOGY	662,631,735
MATERIALS — 4.7%
	Chemicals — 1.8%
1,351,800	E.I. du Pont de Nemours & Co.	63,210,168
	Metals & Mining — 1.5%
1,512,200	Alcoa Inc.	54,529,932
	Paper & Forest Products — 1.4%
761,200	Weyerhaeuser Co.	49,508,448
	TOTAL MATERIALS	167,248,548
TELECOMMUNICATION SERVICES — 2.5%
	Wireless Telecommunication Services — 2.5%
2,947,712	Vodafone Group PLC, ADR	86,986,981
	TOTAL COMMON STOCKS (Cost — $2,817,318,185)	3,480,420,399
FACE AMOUNT
CORPORATE BONDS & NOTES — 0.0%
	Aerospace & Defense — 0.0%
$332	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(b)(c)(d) (Cost — $0)	0
WARRANTS
WARRANTS — 0.0%
600,000	Genelabs Technologies Inc., Expires 5/1/08(b)(c)* (Cost — $0)	1
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $2,817,318,185)	3,480,420,400

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

March 31, 2008

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 2.5%
	Repurchase Agreement — 2.5%
$88,395,000	Interest in $1,000,332,000 joint tri-party repurchase agreement dated 3/31/08 with Greenwich Capital Markets Inc., 2.250% due 4/1/08; Proceeds at maturity — $88,400,525; (Fully collateralized by various U.S. government agency obligations, 2.500% to 7.250% due 7/15/08 to 5/18/12; Market value — $90,163,290) (Cost — $88,395,000)	$88,395,000
	TOTAL INVESTMENTS — 100.9% (Cost — $2,905,713,185#)	3,568,815,400
	Liabilities in Excess of Other Assets — (0.9)%	(32,546,683)
	TOTAL NET ASSETS — 100.0%	$3,536,268,717

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)	Illiquid security.

(d)	Security is currently in default.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements.

8	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2008

ASSETS:
Investments, at value (Cost — $2,905,713,185)	$3,568,815,400
Cash	12
Receivable for securities sold	24,752,805
Dividends and interest receivable	8,618,460
Receivable for Fund shares sold	1,501,909
Prepaid expenses	72,071
Total Assets	3,603,760,657
LIABILITIES:
Payable for securities purchased	56,403,689
Payable for Fund shares repurchased	4,660,859
Investment management fee payable	2,052,806
Distribution fees payable	1,616,126
Trustees’ fees payable	798,963
Accrued expenses	1,959,497
Total Liabilities	67,491,940
TOTAL NET ASSETS	$3,536,268,717
NET ASSETS:
Par value (Note 6)	$2,584
Paid-in capital in excess of par value	2,757,012,002
Undistributed net investment income	12,611,605
Accumulated net realized gain on investments and foreign currency transactions	103,540,285
Net unrealized appreciation on investments	663,102,241
TOTAL NET ASSETS	$3,536,268,717
Shares Outstanding:
Class A	143,422,495
Class B	64,287,985
Class C	42,353,381
Class I	8,329,128
Net Asset Value:
Class A (and redemption price)	$14.10
Class B1	$13.05
Class C1	$13.08
Class I (and redemption price)	$14.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.96

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended March 31, 2008

INVESTMENT INCOME:
Dividends	$41,630,471
Interest	654,530
Less: Foreign taxes withheld	(240,596)
Total Investment Income	42,044,405
EXPENSES:
Investment management fee (Note 2)	13,031,706
Distribution fees (Notes 2 and 4)	10,635,469
Transfer agent fees (Note 4)	4,471,176
Trustees’ fees	172,710
Shareholder reports (Note 4)	162,781
Registration fees	75,627
Legal fees	54,558
Insurance	31,812
Custody fees	21,417
Audit and tax	15,117
Miscellaneous expenses	12,719
Total Expenses	28,685,092
Less: Fees paid indirectly (Note 1)	(43)
Net Expenses	28,685,049
NET INVESTMENT INCOME	13,359,356
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	113,588,853
Foreign currency transactions	(5,820)
Net Realized Gain	113,583,033
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(578,780,605)
Foreign currencies	(18,351)
Change in Net Unrealized Appreciation/Depreciation	(578,798,956)
Net Loss on Investments and Foreign Currency Transactions	(465,215,923)
DECREASE IN NET ASSETS FROM OPERATIONS	$(451,856,567)

See Notes to Financial Statements.

10	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED MARCH 31, 2008 (unaudited) AND THE YEAR ENDED SEPTEMBER 30, 2007	2008	2007
OPERATIONS:
Net investment income	$13,359,356	$27,018,634
Net realized gain	113,583,033	285,536,829
Change in net unrealized appreciation/depreciation	(578,798,956)	228,273,345
Increase (Decrease) in Net Assets From Operations	(451,856,567)	540,828,808
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(25,824,766)	(32,000,026)
Net realized gains	(235,356,445)	(231,810,780)
Decrease in Net Assets From Distributions to Shareholders	(261,181,211)	(263,810,806)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	153,231,290	538,575,260
Reinvestment of distributions	249,018,676	247,750,684
Cost of shares repurchased	(551,883,653)	(1,083,651,344)
Decrease in Net Assets From Fund Share Transactions	(149,633,687)	(297,325,400)
DECREASE IN NET ASSETS	(862,671,465)	(20,307,398)
NET ASSETS:
Beginning of period	4,398,940,182	4,419,247,580
End of period*	$3,536,268,717	$4,398,940,182
* Includes undistributed net investment income of:	$12,611,605	$25,077,015

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	11

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$16.86	$15.85	$15.46	$13.91	$12.28	$9.16
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08	0.15	0.15	0.09	0.03	0.03
Net realized and unrealized gain (loss)	(1.78)	1.84	1.28	1.46	1.60	3.09
Total income (loss) from operations	(1.70)	1.99	1.43	1.55	1.63	3.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.16)	(0.07)	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—	—
Total distributions	(1.06)	(0.98)	(1.04)	—	—	—
NET ASSET VALUE, END OF PERIOD	$14.10	$16.86	$15.85	$15.46	$13.91	$12.28
Total return[4]	(10.61)%	12.86%	9.82%	11.14%	13.27%	34.06%
NET ASSETS, END OF PERIOD (MILLIONS)	$2,022	$2,476	$2,325	$2,269	$2,147	$1,690
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.16%[5]	1.13%[6]	1.11%	1.08%	1.05%	1.15%
Net expenses	1.16 [5,7]	1.12 [6,8]	1.11 [8]	1.06 [8]	1.05	1.15
Net investment income	0.99 [5]	0.88	1.00	0.63	0.19	0.28
PORTFOLIO TURNOVER RATE	12%	17%	19%	30%	31%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.63	$14.76	$14.52	$13.16	$11.71	$8.81
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.01	0.00 [4]	0.02	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(1.66)	1.72	1.19	1.38	1.53	2.95
Total income (loss) from operations	(1.65)	1.72	1.21	1.36	1.45	2.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.03)	—	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—	—
Total distributions	(0.93)	(0.85)	(0.97)	—	—	—
NET ASSET VALUE, END OF PERIOD	$13.05	$15.63	$14.76	$14.52	$13.16	$11.71
Total return[5]	(11.06)%	11.92%	8.84%	10.33%	12.38%	32.92%
NET ASSETS, END OF PERIOD (MILLIONS)	$839	$1,068	$1,148	$1,262	$1,359	$1,308
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.06%[6]	1.98%[7]	1.95%	1.88%	1.84%	1.94%
Net expenses	2.06 [6,8]	1.98 [7,9]	1.95 [9]	1.85 [9]	1.84	1.94
Net investment income (loss)	0.09 [6]	0.02	0.15	(0.16)	(0.60)	(0.50)
PORTFOLIO TURNOVER RATE	12%	17%	19%	30%	31%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.67	$14.79	$14.52	$13.16	$11.71	$8.81
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.02	0.03	0.05	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(1.64)	1.73	1.19	1.38	1.53	2.95
Total income (loss) from operations	(1.62)	1.76	1.24	1.36	1.45	2.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)	—	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—	—
Total distributions	(0.97)	(0.88)	(0.97)	—	—	—
NET ASSET VALUE, END OF PERIOD	$13.08	$15.67	$14.79	$14.52	$13.16	$11.71
Total return[4]	(10.90)%	12.16%	9.06%	10.33%	12.38%	32.92%
NET ASSETS, END OF PERIOD (MILLIONS)	$554	$725	$761	$870	$960	$852
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.81%[5]	1.78%[6]	1.79%	1.85%	1.83%	1.93%
Net expenses	1.81 [5,7]	1.78 [6,8]	1.75 [8]	1.83 [8]	1.83	1.93
Net investment income (loss)	0.33 [5]	0.22	0.34	(0.13)	(0.59)	(0.49)
PORTFOLIO TURNOVER RATE	12%	17%	19%	30%	31%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.76%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$17.38	$16.30	$15.87	$14.22	$12.51	$9.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.23	0.23	0.16	0.08	0.08
Net realized and unrealized gain (loss)	(1.83)	1.90	1.30	1.49	1.63	3.14
Total income (loss) from operations	(1.71)	2.13	1.53	1.65	1.71	3.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.23)	(0.13)	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—	—
Total distributions	(1.14)	(1.05)	(1.10)	—	—	—
NET ASSET VALUE, END OF PERIOD	$14.53	$17.38	$16.30	$15.87	$14.22	$12.51
Total return[4]	(10.41)%	13.42%	10.27%	11.60%	13.67%	34.66%
NET ASSETS, END OF PERIOD (MILLIONS)	$121	$130	$185	$159	$149	$97
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%[5]	0.67%[6]	0.67%	0.66%	0.66%	0.72%
Net expenses	0.69 [5,7]	0.67 [6,8]	0.67 [8]	0.64 [8]	0.66	0.72
Net investment income	1.48 [5]	1.35	1.46	1.05	0.58	0.69
PORTFOLIO TURNOVER RATE	12%	17%	19%	30%	31%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.66%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Fundamental Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund

16	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of

18	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2008, LMIS and its affiliates received sales charges of approximately $237,000 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$173,000	$10,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of March 31, 2008, the Fund had accrued $710,399 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation directly from the Trust.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

3. Investments

During the six months ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$457,880,309
Sales	806,286,132

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$826,703,435
Gross unrealized depreciation	(163,601,220)
Net unrealized appreciation	$663,102,215

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$2,769,443	$2,399,720	$79,280
Class B	4,712,065	1,692,485	58,985
Class C	3,153,961	378,890	24,499
Class I	—	81	17
Total	$10,635,469	$4,471,176	$162,781

5. Distributions to shareholders by class

	SIX MONTHS ENDED MARCH 31, 2008	YEAR ENDED SEPTEMBER 30, 2007
Net Investment Income:
Class A	$20,984,931	$23,877,446
Class B	986,192	2,337,973
Class C	2,150,551	2,941,096
Class I1	1,703,092	2,843,511
Total	$25,824,766	$32,000,026

20	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

	SIX MONTHS ENDED MARCH 31, 2008	YEAR ENDED SEPTEMBER 30, 2007
Net Realized Gains:
Class A	$129,004,068	$119,172,409
Class B	59,648,270	61,791,933
Class C	39,868,767	41,101,628
Class I1	6,835,340	9,744,810
Total	$235,356,445	$231,810,780

[1]	As of November 20, 2006, Class Y shares were renamed Class I shares.

6. Shares of beneficial interest

At March 31, 2008, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED MARCH 31, 2008		YEAR ENDED SEPTEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	5,992,681	$91,328,450	16,964,297	$279,541,410
Shares issued on reinvestment	9,181,503	142,106,772	8,488,130	136,728,296
Shares repurchased	(18,597,024)	(285,890,472)	(25,314,735)	(419,253,309)
Net increase (decrease)	(3,422,840)	$(52,455,250)	137,692	$(2,983,603)
Class B
Shares sold	1,959,414	$27,544,830	4,892,038	$75,135,377
Shares issued on reinvestment	4,102,827	58,617,941	4,133,345	61,619,425
Shares repurchased	(10,097,386)	(142,309,168)	(18,490,039)	(284,202,338)
Net decrease	(4,035,145)	$(56,146,397)	(9,464,656)	$(147,447,536)
Class C
Shares sold	1,442,573	$20,358,142	3,890,254	$59,751,119
Shares issued on reinvestment	2,776,292	39,755,532	2,788,449	41,694,274
Shares repurchased	(8,107,004)	(114,404,644)	(11,875,198)	(183,167,870)
Net decrease	(3,888,139)	$(54,290,970)	(5,196,495)	$(81,722,477)

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED MARCH 31, 2008		YEAR ENDED SEPTEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I1
Shares sold	911,771	$13,999,868	7,408,258	$124,147,354
Shares issued on reinvestment	534,897	8,538,431	464,337	7,708,689
Shares repurchased	(595,995)	(9,279,369)	(11,747,361)	(197,027,827)
Net increase (decrease)	850,673	$13,258,930	(3,874,766)	$(65,171,784)

[1]	As of November 20, 2006, Class Y shares were renamed Class I shares.

7. Capital loss carryforward

As of September 30, 2007, the Fund had a net capital loss carryforward of approximately $40,599 which expires on September 30, 2008. This amount will be available to offset like amounts of any future taxable gains.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform

22	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

24	Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Fundamental Value Fund 2008 Semi-Annual Report	25

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and

26	Legg Mason Partners Fundamental Value Fund

quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30,

Legg Mason Partners Fundamental Value Fund	27

Board approval of management and subadvisory agreements (unaudited) continued

2007. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board noted that the Fund’s one- and five-year performance was only slightly below the median and that the Fund’s one-year performance showed significant improvement over the Fund’s three-year performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and the improvement in the Fund’s recent performance, as well as with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

28	Legg Mason Partners Fundamental Value Fund

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered.

Legg Mason Partners Fundamental Value Fund	29

Board approval of management and subadvisory agreements (unaudited) continued

Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

30	Legg Mason Partners Fundamental Value Fund

Legg Mason Partners Fundamental Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Fundamental Value Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Partners Fundamental Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in 2007 based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01118 5/08 SR08-565

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Not applicable.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	May 30, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	May 30, 2008